Exhibit (j)(2)

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a director of the Company;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 2005.

                                                                                    /s/ Harvey A. Marsh___

                                                                                    Harvey A. Marsh

                                                                                    Director

[please notarize]

Please see Acknowledgment Form Attached

                                                                                    Lila Stanfield

                                                                                    Commission # 1571197

                                                                                    Notary Public – California

                                                                                    Los Angeles County

                                                                                    My Commission Expires Apr 19, 2009

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a director of the Company;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 2005.

                                                                                    /s/ Wayne Fredrick Turkheimer

                                                                                    Wayne Fredric  Turkheimer

                                                                                    Director

                                                                       [please notarize]

Please see Acknowledgment Form Attached

                                                                                    Lila Stanfield

                                                                                    Commission # 1571197

                                                                                    Notary Public – California

                                                                                    Los Angeles County

                                                                                    My Commission Expires Apr 19, 2009

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a director of the Company;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of July, 2005.

                                                                                    /s/GloryIsham Burns______________

                                                                                    Glory Isham Burns

                                                                                    Director

STATE OF COLORADO )

                                                            )           ss:

COUNTY OF LARIMER )

            Before me, a Notary Public, in and for said county and state, personally appeared Flory Isham Burns, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this 13th day of July, 2005.

                                                                                    /s/ Mary Ann Wood                _____

                                                                                    Notary Public

                                                                                    MARY ANN WOOD

                                                                                    Notary Public

                                                                                    State of Colorado

                                                                                    My commission expires: 08-23-06

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the “Company”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a director of the Company;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 2005.

                                                                                    /s/ Lawrence Signey

                                                                                    Lawrence Chistopher Signey

                                                                                    Director

[please notarize]

Please see Acknowledgment Form Attached

                                                                        Lila Stanfield

                                                                        Commission # 1571197

                                                                        Notary Public – California

                                                                        Los Angeles County

                                                                        My Commission Expires Apr 19, 2009

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the “Company”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is an officer and a director and the Co-President and Treasurer of the Company;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 2005.

                                                                                    /s/ Steven W. Arnold

                                                                                    Steven W. Arnold

                                                                                    Co-President, Treasurer and Director

[please notarize]

Please see Acknowledgment Form Attached

                                                                                    Lila Stanfield

                                                                                    Commission # 1571197

                                                                                    Notary Public – California

                                                                                    Los Angeles County

                                                                                    My Commission Expires Apr 19, 2009

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the “Company”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is an officer and a director and the Co-President of the Company;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 2005.

                                                                                    /s/ John P. Odell

                                                                                    John P. Odell

                                                                                    Co-President and Director

[please notarize]

Please see Acknowledgment Form Attached

                                                                                    Lila Stanfield

                                                                                    Commission # 1571197

                                                                                    Notary Public – California

                                                                                    Los Angeles County

                                                                                    My Commission Expires Apr 19, 2009

                                                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the Company has caused its name to be subscribed hereto by the Co-President this 24th day of May, 2005.

ATTEST:                                                                                SANTA BARBARA GROUP OF FUNDS

By: /s/ John P. Odell                                                               By: /s/ Steven W. Arnold

      John P. Odell, Co-President                                                    Steven W. Arnold, Co-President

[please notarize]

Please see Acknowledgment Form Attached

CERTIFICATE

            The undersigned, Co-Presidents of Santa Barbara Group of Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held May 20, 2005, and is in full force and effect:

"WHEREAS, Santa Barbara Group of Funds, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                        NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  May 20th, 2005

                                                                        /s/ Steven W. Arnold

                                                                        Steven W. Arnold, Co-President

                                                                        Santa Barbara Group of Funds

Santa Barbara Group of Funds